EXHIBIT 10.1
Execution Version

SEVENTH AMENDMENT
TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG
LAREDO PETROLEUM, INC.,
as Borrower,
WELLS FARGO BANK, N.A.,
as Administrative Agent,
THE GUARANTORS SIGNATORY HERETO,
AND
THE BANKS SIGNATORY HERETO

SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This SEVENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Seventh Amendment”), dated as of November 4, 2013 (the “Seventh Amendment Effective Date”), is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Credit Parties”); each of the Banks that is a party to the Credit Agreement referred to below on the date hereof; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this Seventh Amendment to (i) amend certain terms of the Credit Agreement as set forth herein, including, without limitation, to extend the Termination Date and (ii) establish a Borrowing Base of $925,000,000, in each case to be effective as of the Seventh Amendment Effective Date.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Seventh Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this Seventh Amendment refer to the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Seventh Amendment Effective Date in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Additional Bank” has the meaning given to such term in Section 2.16(a).

“Additional Bank Certificate” has the meaning given to such term in Section 2.16(b)(vii).
“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be terminated, reduced or increased from time to time in accordance with the terms hereof. As of the Seventh Amendment Effective Date, the Aggregate Elected Commitment Amount is $825,000,000.
“Elected Commitment” means, as to any Bank, the amount set forth opposite such Bank’s name on Schedule 1 under the caption “Elected Commitment”, as the same may be terminated, reduced or increased from time to time in accordance with the provisions hereof.
“Elected Commitment Increase Certificate” has the meaning given to such term in Section 2.16(b)(vi).
“First Measurement Period” has the meaning given to such term in Section 9.10.
“Seventh Amendment Effective Date” means November 4, 2013.
2.2    Amended Definitions. The definitions of “Applicable Margin”, “Bank”, “Commitment”, “Commitment Fee Percentage”, “Commitment Percentage”, “Letter of Credit Fee”, “Revolving Availability” and “Termination Date” contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Applicable Margin” means, on any date, with respect to each Eurodollar Tranche or Adjusted Base Rate Tranche, an amount determined by reference to the ratio of Outstanding Revolving Credit to the Total Commitment, on such date, in accordance with the table below:

Pricing Level	Ratio of Outstanding Revolving Credit to Total Commitment	Applicable Margin for Eurodollar Tranches	Applicable Margin for Adjusted Base Rate Tranches
I	≥90%	2.50%	1.50%
II	≥75% but<90%	2.25%	1.25%
III	≥50% but <75%	2.00%	1.00%
IV	≥25% but <50%	1.75%	0.75%
V	<25%	1.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that, if at any time Borrower fails to deliver a Reserve Report pursuant to Section 4.1, then the

“Applicable Margin” means the rate per annum set forth on the grid when the Ratio of Outstanding Revolving Credit to the Total Commitment is at its highest level.
“Bank” means (a) any financial institution listed on Schedule 1 hereto as having a Commitment and (b) any Person that shall have become a party to this Agreement as an Additional Bank pursuant to Section 2.16, and in each case such Bank’s successors and assigns, and “Banks” shall mean all Banks.
“Commitment” means, with respect to any Bank, the commitment of such Bank to make Loans and to acquire participations in Letters of Credit hereunder, as such amount may be terminated, reduced or increased from time to time in accordance with the provisions hereof. The amount representing each Bank’s Commitment shall at any time be the least of (a) such Bank’s Maximum Credit Amount, (b) such Bank’s Commitment Percentage of the then effective Borrowing Base and (c) such Bank’s Elected Commitment.
“Commitment Fee Percentage” means, on any date, the percentage determined pursuant to the table below based on the ratio of the Outstanding Revolving Credit on such date to the Total Commitment on such date:

Pricing Level	Ratio of Outstanding Revolving Credit to Total Commitment	Commitment Fee Percentage
I	≥90%	0.500%
II	≥75% but <90%	0.500%
III	≥50% but <75%	0.500%
IV	≥25% but <50%	0.375%
V	<25%	0.375%

“Commitment Percentage” means, with respect to any Bank at any time, the fraction, expressed as a percentage, the numerator of which is such Bank’s Maximum Credit Amount and the denominator of which is the Aggregate Maximum Credit Amount.
“Letter of Credit Fee” means, for any date, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to a percentage of the average daily aggregate amount of Letter of Credit Exposure of all Banks during the Fiscal Quarter (or portion thereof) ending on the date such payment is due (calculated on a per annum basis based on such average daily aggregate Letter of Credit Exposure) determined by reference to the ratio of Outstanding Revolving Credit to the Total Commitment on such date, in accordance with the table below:

Pricing Level	Ratio of Outstanding Revolving Credit to Total Commitment	Per Annum Letter of Credit Fee
I	≥90%	2.500%
II	≥75% but <90%	2.250%
III	≥50% but <75%	2.000%
IV	≥25% but <50	1.750%
V	<25%	1.500%

Such fee shall be payable in accordance with the terms of Section 2.12.
“Revolving Availability” means, at any time: (a) the Total Commitment in effect at such time minus (b) the Outstanding Revolving Credit at such time.
“Termination Date” means November 4, 2018, or any earlier date on which the Commitments are terminated in full pursuant to Section 2.9 or Section 11.1.
2.3    Amendments to Section 2.1 of the Credit Agreement.
(a)    Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)    Subject to Section 2.1(c) and the other terms and conditions set forth in this Agreement, each Bank severally agrees to lend to Borrower from time to time prior to the Termination Date amounts not to exceed in the aggregate at any one time outstanding, the amount of such Bank’s Commitment less such Bank’s Letter of Credit Exposure, to the extent any such Loan would not cause the Outstanding Revolving Credit to exceed the Total Commitment. Each Borrowing shall (A) be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000, and (B) be made from each Bank ratably in accordance with its respective Commitment Percentage. Subject to the foregoing limitations and the other provisions of this Agreement, Borrower may borrow under this Section 2.1(a), repay amounts borrowed under this Section 2.1(a) and request new Borrowings under this Section 2.1(a).
(b)    Section 2.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(c)    No Bank will be obligated to lend to Borrower or incur Letter of Credit Exposure under this Section 2.1, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder (i) if the amount of the Outstanding Revolving Credit exceeds the Total Commitment at such time, or (ii) in an amount which would cause the Outstanding Revolving Credit to exceed the Total Commitment. Nothing in this Section 2.1(c) shall be deemed to limit any Bank’s obligation to reimburse any Letter of Credit Issuer with respect to such Bank’s participation in Letters of Credit issued by such Letter of Credit Issuer as provided in Section 2.1(b).
2.4    Amendment to Section 2.6(b) of the Credit Agreement.    Section 2.6(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(b)    Upon any reduction of the Aggregate Maximum Credit Amount or the Aggregate Elected Commitment Amount that results in the Outstanding Revolving Credit exceeding the Total Commitment, Borrower shall make a mandatory prepayment to the extent required under Section 2.9.
2.5    Amendment to Section 2.9 of the Credit Agreement. Section 2.9 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 2.9    Voluntary Reduction of Aggregate Maximum Credit Amount. Borrower may, by notice to Administrative Agent three (3) Business Days prior to the effective date of any such reduction, permanently reduce the Aggregate Maximum Credit Amount (and thereby permanently reduce the Maximum Credit Amount and, if applicable, the Commitment of each Bank ratably in accordance with such Bank’s Commitment Percentage); provided that any reduction shall be in amounts not less than $500,000 or any larger multiple of $500,000 or shall be in an amount equal to the entire Aggregate Maximum Credit Amount. On the effective date of any such reduction in the Aggregate Maximum Credit Amount and on the effective date of any reduction in the Aggregate Elected Commitment Amount pursuant to Section 2.16(f), Borrower shall, to the extent required as a result of any such reduction, make a principal payment on the Loans (together with accrued interest thereon) in an amount sufficient to cause the Outstanding Revolving Credit to be equal to or less than the Total Commitment as thereby reduced (and Administrative Agent shall distribute to each Bank in like funds that portion of any such payment as is required to cause the principal balance of the Loans held by such Bank to be not greater than its Commitment as thereby reduced), and any such payment shall be accompanied by amounts due under Section 3.3. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Aggregate Maximum Credit Amount to an amount less than the aggregate Letter of Credit Exposure of all Banks. Upon any reduction of the Aggregate Maximum Credit Amount that results in the Aggregate Maximum Credit Amount being less than the Aggregate Elected Commitment Amount, the Aggregate Elected Commitment Amount shall be automatically reduced (ratably among the Banks) so that it equals the Aggregate Maximum Credit Amount as so reduced.
2.6    New Section 2.16 of the Credit Agreement. A new Section 2.16 is hereby added to the Credit Agreement immediately following Section 2.15 thereof, which Section 2.16 shall read in full as follows:
Section 2.16    Increases, Reductions and Terminations of Aggregate Elected Commitment Amount.

(a)    Subject to the conditions set forth in Section 2.16(b), Borrower may increase the Aggregate Elected Commitment Amount then in effect by increasing the Elected Commitment of a Bank or by causing a Person that is acceptable to Administrative Agent that at such time is not a Bank to become a Bank (any such Person that is not at such time a Bank and becomes a Bank, an “Additional Bank”). Notwithstanding anything to the contrary contained in this Agreement, in no case shall an Additional Bank be Borrower, an Affiliate of Borrower or a natural person.
(b)    Any increase in the Aggregate Elected Commitment Amount shall be subject to the following additional conditions (provided that the conditions set forth in the following clauses (i) and (ii) shall not apply in connection with any increase in the Aggregate Elected Commitment Amount made substantially contemporaneously with any redetermination or other adjustment to the Borrowing Base hereunder):
(i)    such increase shall not be less than $50,000,000 unless Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the Aggregate Elected Commitment Amount exceeds the Borrowing Base then in effect (for the sake of clarity, all increases in the Elected Commitments of the respective Banks and any Additional Banks effective on a single date shall be included in the increase of the Aggregate Elected Commitment Amount for purposes of this Section 2.16(b)(i));
(ii)    following any Periodic Determination, Borrower may not increase the Aggregate Elected Commitment Amount more than once before the next Periodic Determination (for the sake of clarity, all increases in the Aggregate Elected Commitment Amount effective on a single date shall be deemed a single increase in the Aggregate Elected Commitment Amount for purposes of this Section 2.16(b)(ii));
(iii)    no Default shall have occurred and be continuing on the effective date of such increase;
(iv)    on the effective date of such increase, no Eurodollar Borrowings shall be outstanding or if any Eurodollar Borrowings are outstanding, then the effective date of such increase shall be the last day of the Interest Period in respect of such Eurodollar Borrowings unless Borrower pays compensation required by Section 3.3;
(v)    no Bank’s Elected Commitment may be increased without the consent of such Bank;
(vi)    if Borrower elects to increase the Aggregate Elected Commitment Amount by increasing the Elected Commitment of a Bank, Borrower and such Bank shall execute and deliver to Administrative Agent a certificate substantially in the form of Exhibit J (an “Elected Commitment Increase Certificate”); and
(vii)    if Borrower elects to increase the Aggregate Elected Commitment Amount by causing an Additional Bank to become a party to this Agreement, then Borrower and such Additional Bank shall execute and deliver to Administrative Agent a certificate substantially in the form of Exhibit K (an “Additional Bank Certificate”), together with an Administrative Questionnaire and a processing and recordation fee of $3,500, and Borrower shall (A) if requested by the Additional Bank, deliver a Note payable to the order of such Additional Bank in a principal amount equal to its Maximum Credit Amount, and otherwise duly completed and (B) pay any applicable fees as may have been agreed to between Borrower, the Additional Bank and/or Administrative Agent.
(c)    Subject to acceptance and recording thereof pursuant to Section 2.16(d), from and after the effective date specified in the Elected Commitment Increase Certificate or the Additional Bank Certificate (or, in each case, if any Eurodollar Borrowings are outstanding, then the last day of the Interest Period in respect of such Eurodollar Borrowings, unless Borrower has paid compensation required by Section 3.3): (i) the amount of the Aggregate Elected Commitment Amount shall be increased as set forth therein, and (ii) in the case of an Additional Bank Certificate, any Additional Bank party thereto shall be a party to this Agreement and have the rights and obligations of a Bank under this Agreement and the other Loan Papers. In addition, the Bank or the Additional Bank, as applicable, shall purchase a pro rata portion of the outstanding Loans (and participation interests in Letters of Credit) of each of the other Banks (and such Banks hereby agree to sell and to take all such further action to effectuate such sale) such that each Bank (including any Additional Bank, if applicable) shall hold its Commitment Percentage of the outstanding Loans (and participation interests) after giving effect to the increase in the Aggregate Elected Commitment Amount (and the resulting modifications of each Bank’s Maximum Credit Amount pursuant to Section 2.16(e)).
(d)    Upon its receipt of a duly completed Elected Commitment Increase Certificate or an Additional Bank Certificate, executed by Borrower and the Bank or by Borrower and the Additional Bank party thereto, as applicable, the processing and recording fee referred to in Section 2.16(b), the Administrative Questionnaire referred to in Section 2.16(b) and the break-funding payments from Borrower, if any, required by Section 3.3, Administrative Agent shall accept such Elected Commitment Increase Certificate or Additional Bank Certificate and record the information contained therein in the Register required to be maintained by Administrative Agent pursuant to Section 14.8(d). No increase in the Aggregate Elected Commitment Amount shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 2.16(d).

(e)    Upon any increase in the Aggregate Elected Commitment Amount pursuant to this Section 2.16, (i) each Bank’s Maximum Credit Amount shall be automatically deemed amended to the extent necessary so that each Bank’s Commitment Percentage equals the percentage of the Aggregate Elected Commitment Amount represented by such Bank’s Elected Commitment, in each case after giving effect to such increase, and (ii) Schedule 1 to this Agreement shall be deemed amended to reflect the Elected Commitment of any Bank (including any Additional Bank) whose Elected Commitment is increased, any changes in the Banks’ Maximum Credit Amounts pursuant to the foregoing clause (i), and any resulting changes in the Banks’ respective Commitment Percentages.
(f)    Borrower may from time to time terminate or reduce the Aggregate Elected Commitment Amount; provided that (i) each reduction of the Aggregate Elected Commitment Amount shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) Borrower shall not reduce the Aggregate Elected Commitment Amount if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.9, the total Outstanding Revolving Credit would exceed the Aggregate Elected Commitment Amount.
(g)    Borrower shall notify Administrative Agent of any election to terminate or reduce the Aggregate Elected Commitment Amount under Section 2.16(f) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, Administrative Agent shall advise the Banks of the contents thereof. Each notice delivered by Borrower pursuant to this Section 2.16(g) shall be irrevocable. Any termination or reduction of the Aggregate Elected Commitment Amount shall be permanent and may not be reinstated, except pursuant to Section 2.16(a). Each reduction of the Aggregate Elected Commitment Amount shall be made ratably among the Banks in accordance with each Bank’s Commitment Percentage.
(h)    Upon any redetermination or other adjustment in the Borrowing Base pursuant to the Credit Agreement that would otherwise result in the Borrowing Base becoming less than the Aggregate Elected Commitment Amount, the Aggregate Elected Commitment Amount shall be automatically reduced (ratably among the Banks in accordance with each Bank’s Commitment Percentage) so that they equal such redetermined Borrowing Base (and Schedule 1 shall be deemed amended to reflect such amendments to each Bank’s Elected Commitment and the Aggregate Elected Commitment Amount).
2.7    Amendment to Section 3.6(a)(i) of the Credit Agreement. The reference to “the Commitment or Maximum Credit Amount” in Section 3.6(a)(i) of the Credit Agreement is hereby deleted and replaced with a reference to “the Commitment, Elected Commitment or Maximum Credit Amount”.

2.8    Amendment to Section 4.6 of the Credit Agreement. Section 4.6 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 4.6    [Reserved.]
2.9    Amendment to Section 6.2(d) of the Credit Agreement. Section 6.2(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(d)    the funding of such Borrowing or the issuance of such Letter(s) of Credit (as applicable) and all other Borrowings to be made and/or Letter(s) of Credit to be issued (as applicable) on the same day under this Agreement, shall not cause the total Outstanding Revolving Credit to exceed the Total Commitment.
2.10    Amendment to Section 9.1 of the Credit Agreement. Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 9.1     Debt.    Borrower will not, nor will Borrower permit any other Credit Party to, incur, become or remain liable for any Debt other than (a) the Obligations, (b) Debt of any Credit Party to any other Credit Party other than Parent, (c) Permitted Purchase Money Debt, (d) subject to any adjustment to the Borrowing Base required under Section 2.15, Senior Notes and any guarantees thereof and any Permitted Refinancing Debt, provided that, solely with respect to Senior Notes not constituting Permitted Refinancing Debt, • such Senior Notes do not have any scheduled amortization prior to the stated maturity of such Senior Notes, • such Senior Notes do not mature sooner than a date that is at least 180 days following the Termination Date in effect on the date of issuance of such Senior Notes, • such Senior Notes and any guarantees thereof are on market terms for similar instruments of issuers of similar size and credit quality given the then prevailing market conditions, • as determined in good faith by the senior management of Borrower, such Senior Notes and any guarantees thereof are on terms, taken as a whole, no more restrictive or burdensome than this Agreement, provided that o the financial maintenance covenants with respect to such Senior Notes are not more restrictive than those in this Agreement and o the representations and warranties, covenants (other than financial maintenance covenants) and events of default of such Senior Notes are not, taken as a whole, more restrictive or burdensome than those in this Agreement, and • such Senior Notes do not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Obligations, and (e) other Debt in an amount not to exceed at any time $10,000,000 in the aggregate.
2.11    Amendment to Section 9.10 of the Credit Agreement. Section 9.10 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
Section 9.10    Hedge Transactions. Borrower will not, nor will Borrower permit any other Credit Party to, enter into or, subject to clause (B) of the proviso in the first sentence of Section 9.5, permit to exist any Oil and Gas Hedge Transactions (a) with a duration longer than five years from the date the applicable Oil and Gas Hedge Transaction is entered into or (b) whereby the volume of Hydrocarbons with respect to which a settlement payment is calculated would exceed (i) for the first 24 months after the date of execution of such Hedge Transaction (the “First Measurement Period”), 100% and (ii) for the first 36 months immediately following the First Measurement Period, 75%, in each case, of Borrower’s anticipated production (assuming no curtailment or interruption of transportation for such anticipated production) from Proved Mineral Interests. Borrower will not, nor will Borrower permit any other Credit Party to, enter into any commodity, interest rate, currency or other swap, option, collar or other derivative transaction pursuant to which any Credit Party speculates on the movement of commodity prices, securities prices, interest rates, financial markets, currency markets or other items; provided that, nothing contained in this Section 9.10 shall prohibit any Credit Party from (a) entering into interest rate swaps or other interest rate hedge transactions pursuant to which such Credit Party hedges interest rate risk with respect to the interest reasonably anticipated to be incurred pursuant to this Agreement, (b) entering into Oil and Gas Hedge Transactions otherwise permitted by this Section 9.10, or (c) making Permitted Investments.
2.12    Amendments to Section 13.5(c) of the Credit Agreement.
(a)    The reference to “Borrowing Base” in the first sentence of Section 13.5(c) of the Credit Agreement is hereby replaced with a reference to “Total Commitment”.
(b)    The reference to “the Borrowing Base applicable to such Commitment and” contained in the third full sentence of Section 13.5(c) of the Credit Agreement is hereby deleted and replaced with “such Bank’s Commitment Percentage of the Total Commitment”.
2.13    Amendments to Section 14.2(c) of the Credit Agreement.
(a)    The following sentence is hereby inserted immediately before the first sentence of Section 14.2(c): “The Aggregate Elected Commitment Amount, a Bank’s Elected Commitment Amount, a Bank’s Maximum Credit Amount, the Commitment Percentage of each Bank, and Schedule 1 to this Agreement may be amended as set forth in Section 2.16 and Schedule 1 to this Agreement may be amended as set forth in Section 14.8(c).”
(b)    The first sentence of Section 14.2(c) of the Credit Agreement as in effect prior to the execution and delivery of this Seventh Amendment is hereby amended by:
(i)    amending and restating the phrase “Any provision” in such first sentence to read “Any other provision”; and
(ii)     amending and restating Section 14.2(c)(i)(A) to read “increase the Commitment, Maximum Credit Amount or Elected Commitment of any Bank,”.

2.14    Amendments to Section 14.8(c) of the Credit Agreement.
(a)    The reference to “Maximum Credit Amount” in clause (iv) of the second sentence of Section 14.8(c) of the Credit agreement is hereby deleted and replaced with a reference to “Maximum Credit Amount and Elected Commitment”.
(b)    Clause (E) of the final sentence of Section 14.8(c) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(E)    Schedule 1 hereto is automatically deemed to be amended to reflect the name, address, telecopy number, Maximum Credit Amount and Elected Commitment of Assignee and the remaining Maximum Credit Amount or Elected Commitment (if any) of the assignor Bank, and Administrative Agent shall prepare and circulate to Borrower and Banks an amended Schedule 1, reflecting those changes.
2.15    Amendment to Section 14.8(d) of the Credit Agreement. The reference to “Maximum Credit Amount” in clause (iv) of the second sentence of Section 14.8(c) of the Credit agreement is hereby deleted and replaced with a reference to “Maximum Credit Amount and Elected Commitment”.
2.16    Amendment to Exhibit F of the Credit Agreement. The reference to “Borrowing Base” on Schedule 1 to Exhibit F of the Credit Agreement is hereby deleted and replaced with a reference to “Total Commitment”.
2.17    New Exhibits. Exhibit J and Exhibit K to this Seventh Amendment are hereby added as Exhibit J and Exhibit K to the Credit Agreement and Exhibit J and Exhibit K attached hereto shall be deemed to be attached as Exhibit J and Exhibit K to the Credit Agreement, respectively.
2.18    Amendment to Schedule 1 to the Credit Agreement. The first table contained in Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Bank	Maximum Credit Amount	Elected Commitment	Commitment Percentage
Wells Fargo Bank, N.A.	$242,424,242.58	$100,000,000.00	12.12121212%
Bank of America, N.A.	$169,696,969.68	$70,000,000.00	8.48484848%
JPMorgan Chase Bank, N.A.	$169,696,969.68	$70,000,000.00	8.48484848%
Union Bank, N.A.	$151,515,151.50	$62,500,000.00	7.57575758%
BMO Harris Financing, Inc.	$151,515,151.50	$62,500,000.00	7.57575758%
Societe Generale	$130,909,090.90	$54,000,000.00	6.54545455%
The Bank of Nova Scotia	$130,909,090.90	$54,000,000.00	6.54545455%
Capital One, National Association	$130,909,090.90	$54,000,000.00	6.54545455%
Compass Bank	$130,909,090.90	$54,000,000.00	6.54545455%
Comerica Bank	$84,848,484.84	$35,000,000.00	4.24242424%
BOKF, NA DBA Bank of Oklahoma	$72,727,272.72	$30,000,000.00	3.63636364%
Branch Banking and Trust Company	$72,727,272.72	$30,000,000.00	3.63636364%
Barclays Bank PLC	$62,545,454.54	$25,800,000.00	3.12727273%
Citibank, N.A.	$62,545,454.54	$25,800,000.00	3.12727273%
Credit Suisse AG, Cayman Islands Branch	$62,545,454.54	$25,800,000.00	3.12727273%
ING Capital LLC	$62,545,454.54	$25,800,000.00	3.12727273%
SunTrust Bank	$62,545,454.54	$25,800,000.00	3.12727273%
Goldman Sachs Bank USA	$48,484,848.48	$20,000,000.00	2.42424242%
Totals:	$2,000,000,000.00	$825,000,000.00	100%

Section 3.    Borrowing Base as of the Seventh Amendment Effective Date.    In reliance on the covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be redetermined to be, effective as of the Seventh Amendment Effective Date, $925,000,000, and the Borrowing Base shall remain at $925,000,000 until the next Determination thereafter. Borrower and Banks agree that the Determination provided for in this Section 3 will constitute the November 1, 2013 Periodic Determination for the purposes of the Credit Agreement and shall not be construed or deemed to be a Special Determination for purposes of the Credit Agreement.
Section 4.    Conditions Precedent. The effectiveness of this Seventh Amendment is subject to the following:
4.1    Administrative Agent shall have received counterparts of this Seventh Amendment from the Credit Parties and each of the Banks.

4.2    Administrative Agent shall have received copies of the certificate of incorporation or certificate of formation, and all amendments thereto, of Borrower and each other Credit Party, accompanied by a certificate that such copy is true, correct and complete issued by the appropriate Governmental Authority of the state of formation of each such entity, and accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower and each other Credit Party that such copy is true, correct and complete as of the Seventh Amendment Effective Date.
4.3    Administrative Agent shall have received copies of the bylaws or limited liability company agreement, and all amendments thereto, of Borrower and each other Credit Party, accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower and each other Credit Party that each such copy is true, correct and complete as of the Seventh Amendment Effective Date.
4.4    Administrative Agent shall have received certain certificates and other documents issued by the appropriate Governmental Authorities relating to the existence of each Credit Party and to the effect that each applicable Credit Party is organized or qualified to do business in such jurisdiction is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions.
4.5    Administrative Agent shall have received a certificate of incumbency of all officers of Borrower and each other Credit Party who will be authorized to execute or attest to any Loan Paper, including this Seventh Amendment, dated the Seventh Amendment Effective Date, executed by the Secretary or comparable Authorized Officer of Borrower and each other Credit Party.
4.6    Administrative Agent shall have received copies of resolutions or comparable authorizations and consents approving this Seventh Amendment, duly adopted by the Board of Directors (or similar managing body) of Borrower and each other Credit Party, accompanied by certificates of the Secretary or comparable officer of Borrower and each other Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws, or other charter documents of Borrower and each other Credit Party) by the unanimous written consent of the Board of Directors (or similar managing body) of Borrower and each other Credit Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Seventh Amendment Effective Date.
4.7    Administrative Agent shall have received an opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to Borrower, favorably opining as to such New York and Texas law-matters as Administrative Agent may request, in form and substance satisfactory to Administrative Agent.
4.8    Administrative Agent shall have received an opinion of the general counsel to Borrower, favorably opining as to such matters as Administrative Agent may request, in form and substance satisfactory to Administrative Agent.
4.9    Administrative Agent (or its designated Affiliate) shall have received, for the benefit of the Banks in accordance with their applicable Commitment Percentage (after giving effect to this Seventh Amendment), an extension fee equal to 20 basis points (0.20%) of the amount of the Total Commitment, after giving effect to this Seventh Amendment.
4.10    Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Seventh Amendment, and such notice shall be conclusive and binding.

Section 5.    Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this Seventh Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.
Section 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Seventh Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Seventh Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
6.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Seventh Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby) and (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as amended hereby.
6.3    Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
6.4    No Oral Agreement. This written Seventh Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

6.5    Governing Law. This Seventh Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
6.6    Payment of Expenses. Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Seventh Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
6.7    Severability. Any provision of this Seventh Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.9    Loan Paper. This Seventh Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed effective as of the date first written above.
BORROWER:         LAREDO PETROLEUM, INC.

By:	/s/ Richard C. Buterbaugh
Name: Richard C. Buterbaugh
Title: Executive V.P. & Chief Financial Officer

GUARANTORS:                LAREDO PETROLEUM HOLDINGS, INC.

By:	/s/ Richard C. Buterbaugh
Name: Richard C. Buterbaugh
Title: Executive V.P. & Chief Financial Officer

LAREDO PETROLEUM TEXAS, LLC

By:	/s/ Richard C. Buterbaugh
Name: Richard C. Buterbaugh
Title: Executive V.P. & Chief Financial Officer

LAREDO GAS SERVICES, LLC

By:	/s/ Richard C. Buterbaugh
Name: Richard C. Buterbaugh
Title: Executive V.P. & Chief Financial Officer

LAREDO PETROLEUM – DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

By:	/s/ Richard C. Buterbaugh
Name: Richard C. Buterbaugh
Title: Executive V.P. & Chief Financial Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Muhammad A. Dhamani
Name: Muhammad A. Dhamani
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Mark E. Olson
Name: Mark E. Olson
Title: Authorized Officer

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/ David Bornstein
Name: David Bornstein
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A., as a Bank

By:	/s/ Lara Sorokolit
Name: Lara Sorokolit
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATON, as a Bank

By:	/s/ Michael Higgins
Name: Michael Higgins
Title: Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/ Ann Van Wagener
Name: Ann Van Wagener
Title: Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA, as a bank

By:	/s/ Robert Lehman III
Name: Robert Lehman
Title: Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:	/s/ James Giordano
Name: James Giordano
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Bank

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A., as a Bank

By:	/s/ Ryan Watson
Name: Ryan Watson
Title: Senior Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC, as a Bank

By:	/s/ Charles Hall
Name: Charles Hall
Title: Managing Director

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a Bank

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT J
FORM OF ELECTED COMMITMENT INCREASE CERTIFICATE

[ ], 20[ ]
To:    Wells Fargo Bank, National Association, as Administrative Agent

Borrower, Administrative Agent and the other Banks and Agents party thereto have heretofore entered into a Third Amended and Restated Credit Agreement, dated as of July 1, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
This Elected Commitment Increase Certificate is being delivered pursuant to Section 2.16(b)(vi) of the Credit Agreement.
Please be advised that the undersigned Bank has agreed (a) to increase its Elected Commitment under the Credit Agreement effective [ ], 20[ ] (the “Increase Effective Date”) from $[ ] to $[ ] and (b) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Papers.
With reference to Section 2.16(b)(iv) of the Credit Agreement, Borrower hereby confirms that [Check Applicable Box]:

[ ]	There are, or if the Increase Effective Date is after the date hereof, there will be no Eurodollar Borrowings outstanding on the Increase Effective Date.

[ ]
There are, or if the Increase Effective Date is after the date hereof, there will be Eurodollar Borrowings outstanding on the Increase Effective Date and Borrower will pay any compensation required by Section 3.3 of the Credit Agreement on the Increase Effective Date.

Very truly yours,

LAREDO PETROLEUM, INC.,
a Delaware corporation

By:	_____________________________

Name:	_____________________________

Title:	_____________________________

EXHIBIT J - 1

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:_____________________________

Name:___________________________

Title:____________________________

Accepted and Agreed:

[Name of Increasing Bank]

By:_____________________________

Name:___________________________

Title:____________________________

EXHIBIT J - 2

EXHIBIT K
FORM OF ADDITIONAL BANK CERTIFICATE

[ ], 20[ ]
To:    Wells Fargo Bank, National Association,
as Administrative Agent
Borrower, Administrative Agent and the other Banks and Agents party thereto have heretofore entered into a Third Amended and Restated Credit Agreement, dated as of July 1, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.
This Additional Bank Certificate is being delivered pursuant to Section 2.16(b)(vii) of the Credit Agreement.
Please be advised that the undersigned Additional Bank has agreed (a) to become a Bank under the Credit Agreement effective [ ], 20[ ] (the “Additional Bank Effective Date”) with a Maximum Credit Amount of $[ ] and an Elected Commitment of $[ ] and (b) that it shall be a party in all respects to the Credit Agreement and the other Loan Papers.
This Additional Bank Certificate is being delivered to Administrative Agent together with (i) if the Additional Bank is not organized under the Laws of the United States of America or one of its states, any documentation required to be delivered by such Additional Bank pursuant to Section 3.4 of the Credit Agreement, duly completed and executed by the Additional Bank, and (ii) an Administrative Questionnaire in the form supplied by Administrative Agent, duly completed by the Additional Bank. The [Borrower/Additional Bank] shall pay the processing and recordation fee payable to Administrative Agent pursuant to Section 2.16(b)(vii) of the Credit Agreement.
With reference to Section 2.16(b)(iv) of the Credit Agreement, Borrower hereby confirms that [Check Applicable Box]:

[ ]	There are, or if the Additional Bank Effective Date is after the date hereof, there will be no Eurodollar Borrowings outstanding on the Additional Bank Effective Date.
[ ]    There are, or if the Additional Bank Effective Date is after the date hereof, there will be Eurodollar Borrowings outstanding on the Additional Bank Effective Date and Borrower will pay any compensation required by Section 3.3 of the Credit Agreement on the Additional Bank Effective Date.

EXHIBIT K - 1

Very truly yours,
LAREDO PETROLEUM, INC.,
a Delaware corporation

By:	_____________________________

Name:	_____________________________
Title: _____________________________

EXHIBIT K - 2

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:_____________________________

Name:___________________________

Title:____________________________

Accepted and Agreed:

[Additional Bank]

By:_____________________________

Name:___________________________

Title:____________________________

EXHIBIT K - 3